EX-99.1

Roadzen Reports Record Revenue Growth in its First Fiscal Year as a Public Company

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Full year revenue of $46.7 million, up from $13.5 million in the prior year, a 245% increase.
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Net loss of $99.7 million is impacted by non-cash, non-recurring and extraordinary items, resulting in an Adjusted EBITDA loss of $10.4 million, a 5.1% increase over last year.
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As of market close on June 28, 2024 Roadzen was included in the Russell 2000®, Russell 3000®, and Russell Microcap® indexes bringing new institutional shareholders.

NEW YORK, July 1, 2024 (GLOBE NEWSWIRE) – Roadzen Inc. (Nasdaq: RDZN) ("Roadzen" or the "Company”), a global leader in AI at the convergence of insurance and mobility, today announced its results for the twelve-months ended March 31, 2024.

"Roadzen had a remarkable year, achieving substantial revenue growth, maintaining our trajectory towards profitability, and significantly expanding our presence in the U.S. and U.K. markets, along with continued strong growth in India," commented Rohan Malhotra, CEO and Founder of Roadzen. "Our advanced technology group and AI research lab now support a robust global client base and infrastructure, including 101 large enterprise clients, such as leading insurers, automakers, and large fleets, in addition to approximately 3,200 small and medium businesses, including agents, brokers, dealerships, and smaller fleets. Looking ahead, we anticipate continued momentum and establishing Roadzen as a leader in vertical AI for auto insurance within the public markets, leveraging the strong foundation we've built over the past year."

Jean-Noël Gallardo, Roadzen’s CFO commented, “In preparation for 2024 year-end, we focused on simplifying and streamlining the organizational structure and internal financial reporting protocols to ready the Company for scale and another breakout year in 2025. We also focused on streamlining operations and eliminating redundancies. This allowed us to rationalize small subsidiaries that no longer align with our strategy, yielding a 7% reduction in headcount and the closure of under-performing assets.”

Fiscal Year Highlights

Revenue and Key Performance Indicators

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Revenue reached $46.7 million, an increase of 245% over the prior year, due to the incremental revenue from U.S. and U.K. acquisitions, as well as continuing growth in India.
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Revenue from brokerage solutions accounted for 65% of our revenue, increasing $21.3 million, or 232% over the prior year, while IaaS revenue accounted for the remaining 35% of revenue, increasing $11.8 million, or 270% over the prior year.
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Gross margin continued to show improvement, with a slight increase over the prior year to 61.2% up from 60.1%.
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As of March 31, 2024, we had 33 insurance customer agreements (including carriers, self-insureds and other entities processing insurance claims), compared to 26 in the prior year; 68 automotive customer agreements in fiscal 2024 compared to 23 in the prior year; and approximately 3,200 agents and fleet customer agreements in fiscal 2024 compared to approximately 2,000 in the prior year.
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In the brokerage segment: 324,293 policies were sold during fiscal 2024 adding up to $61.8 million of Gross Written Premium (“GWP”), compared to 258,546 policies sold in the prior year for $38.0 million of GWP, a 25.5% and 62.6% increase respectively.
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For the IaaS segment: 301,120 claims and vehicle inspections were conducted during the fiscal year compared to 220,781 the prior year, representing a 36.4% increase.

Expenses and Net Results

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Operating expenses excluding Depreciation and Amortization totaled $104.1 million, an increase of $86.0 million compared to the prior year. This includes $61.2 million of non-cash expenses, comprised of $56.3 million of equity compensation expense related to RSUs granted to employees on September 18, 2023, and $4.9 million in provisions for doubtful accounts that include $2.8 million related to the issuance of preferred stock prior to the Business Combination (as defined in our SEC filings) and $2.1 million in advances made to de-consolidated subsidiaries.

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Other expenses totaled $22.2 million, an increase of $19.5 million over the prior year, driven by $19.5 million of non-cash expense related to fair market valuation adjustments of financial instruments, including the Forward Purchase Agreement (“FPA”) and warrants.
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In total, net loss for the fiscal year includes $89.4 million of non-cash, non-recurring and other extraordinary items that, when removed, result in an Adjusted EBITDA loss of $10.4 million compared to $9.9 million loss in the prior year. Adjusted EBITDA margin was -22.3% in fiscal 2024 compared to -73.1% in the prior year.

Balance Sheet

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Cash on hand as of March 31, 2024 was $11.2 million compared to $0.6 million on March 31, 2023.
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Current Assets were $49.8 million, primarily due to the $28.8 million FPA prepayment balance.
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Current Liabilities totaled $65.7 million, including $17.4 million in Accounts Payable assumed by Roadzen in connection with the Business Combination, and $13.1 million for Mizuho Securities USA LLC (“Mizuho”) that includes short-term borrowings of $7.5 million and a $5.6 million fair valuation of warrants granted as part of the Mizuho debt agreement.
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Long-Term Liabilities totaled $3.0 million, primarily made up of various debt instruments issued by the Company.

Russell Indexes

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June 28, 2024 – Roadzen was added to the Russell Indexes, including the Russell 2000®, Russell 3000®, and Russell Microcap®, which will drive awareness from institutional shareholders and improve visibility as a publicly-listed company.

About Roadzen Inc.

Roadzen Inc. (Nasdaq: RDZN) is a global technology company transforming auto insurance using advanced artificial intelligence (AI). Thousands of clients, from the world’s leading insurers, carmakers, and fleets to dealerships and auto insurance agents, use Roadzen’s technology to build new products, sell insurance, process claims, and improve road safety. Roadzen’s pioneering work in telematics, generative AI, and computer vision has earned recognition as a top AI innovator by publications such as Forbes, Fortune, and Financial Express. Roadzen’s mission is to continue advancing AI research at the intersection of mobility and insurance, ushering in a world where accidents are prevented, premiums are fair, and claims are processed within minutes, not weeks. Headquartered in Burlingame, California, the Company has 380+ employees across its global offices in the U.S., India, U.K. and France. To learn more, please visit www.roadzen.ai.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “pipeline,” “leads,” “estimate,” and “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, statements regarding our strategy, demand for our products, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management, as well as all other statements other than statements of historical fact included in this press release. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in “Risk Factors” in our Securities and Exchange Commission (“SEC”) filings, including the definitive proxy statement/prospectus we filed with the SEC on August 14, 2023. We urge you to consider these factors, risks and uncertainties carefully in evaluating the forward-looking statements contained in this press release. All subsequent written or oral forward-looking statements attributable to our company or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this press release are made only as of the date of this release. Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Roadzen Inc.

Consolidated Balance Sheets

(in US$, except per share data and share count)

Particulars	As of March 31, 2024	As of March 31, 2023
Assets
Current assets:
Cash and cash equivalents	11,186,095	589,340
Accounts receivable, net	3,652,380	1,535,985
Inventories	70,667	59,897
Prepayments and other current assets	34,426,335	3,181,936
Investments	507,094	-
Total current assets	49,842,571	5,367,158
Restricted cash	378,993	542,490
Non marketable securities	1,514,796	4,910,030
Property and equipment, net	454,589	232,493
Goodwill	2,061,553	996,441
Operating lease right-of-use assets	822,327	545,988
Intangible assets, net	2,989,604	2,469,158
Other long-term assets	71,913	117,484
Total assets	58,136,346	15,181,242

Liabilities, mezzanine equity and stockholders' deficit
Current liabilities
Current portion of long-term borrowings	2,228,471	2,852,528
Short-term borrowings	15,754,829	4,875,801
Due to insurer	8,918,849	—
Accounts payable and accrued expenses	29,573,638	6,241,066
Derivative warrant liabilities	5,585,955	—
Short-term operating lease liabilities	358,802	208,697
Other current liabilities	3,231,962	2,503,893
Total current liabilities	65,652,506	16,681,985
Long-term borrowings	1,472,933	653,269
Long-term operating lease liabilities	268,856	360,306
Other long-term liabilities	1,241,917	294,301
Total liabilities	68,636,212	17,989,861

Commitments and contingencies (refer note 26)

Mezzanine equity
None authorized or issued as of March 31, 2024; Series A and A1 preferred stock and additional paid in capital, $0.0001 par value per share, 81,635,738 shares authorized (Series A 5,442,383 and Series A1 76,193,356); 39,868,173 shares issued and outstanding as on March 31, 2023.	—	48,274,279
Shareholders' deficit
Preference shares, $0.0001 par value per share, 60,000,000 shares authorized and none issued as of March 31, 2024 and none authorized or issued as of March 31, 2023	—	—
Ordinary Shares and additional paid in capital, $0.0001 par value per share, 220,000,000 shares authorized as of March 31 2024 and $0.0001 par value per share, 108,840,000 shares authorized as of March 31, 2023; 68,440,829 shares and 16,501,984 shares issued and outstanding as of March 31, 2024 and March 31, 2023 respectively	84,974,378	303,213
Accumulated deficit	(151,008,419)	(51,448,299)
Accumulated other comprehensive income/(loss)	(600,501)	(66,903)
Other components of equity	56,560,706	366,786
Total shareholders’ deficit	(10,073,836)	(50,845,203)
Non-controlling interest	(426,030)	(237,695)
Total deficit	(10,499,866)	(51,082,898)
Total liabilities, Mezzanine equity and Shareholders’ deficit, Non-controlling interest	58,136,346	15,181,242

Roadzen Inc.

Consolidated Statements of Operations

(in US$, except per share data and share count)

	For the year ended March 31,
Particulars	2024	2023
Revenue	46,724,287	13,560,498
Costs and expenses:
Cost of services	18,132,757	5,413,686
Research and development	4,973,816	2,670,333
Sales and marketing	33,195,608	10,736,173
General and administrative	65,895,085	4,648,242
Depreciation and amortization	2,185,858	1,624,208
Total costs and expenses	124,383,124	25,092,642
Loss from operations	(77,658,837)	(11,532,144)
Interest income/(expense)	(2,291,123)	(776,023)
Fair value gains/(losses) in financial instruments carried at fair value	(19,475,005)	(1,009,374)
Gain on deconsolidation of subsidiaries	2,098,745	-
Impairment of goodwill and intangibles with definite life	-	(919,517)
Impairment of investment	(3,395,234)	-
Other income/(expense) net	838,728	(6,358)
Total other income/(expense)	(22,223,889)	(2,711,272)
(Loss)/Income before income tax expense	(99,882,726)	(14,243,416)
Less: income tax (benefit)/expense	(23,648)	(42,265)
Net (loss)/income before non-controlling interest	(99,859,078)	(14,201,151)
Net loss attributable to non-controlling interest, net of tax	(189,743)	(176,883)
Net (loss)/income attributable to Roadzen Inc.	(99,669,335)	(14,024,268)

Net (loss)/income attributable to Roadzen Inc. ordinary shareholders	(99,669,335)	(14,024,268)
Basic and diluted	(2.26)	(0.86)

Weighted-average number of shares outstanding used to compute net loss per share attributable to Roadzen Inc. ordinary shareholders	44,032,410	16,501,984

Roadzen Inc.

Consolidated Statements of Cash Flow

(in US$)

	For the year ended March 31,
Particulars	2024	2023

Cash flows from operating activities
Net loss including non controlling interest	(99,859,078)	(14,201,151)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,185,858	1,624,208
Stock based compensation	56,303,135	-
Deferred income taxes	(86,020)	(131,378)
Unrealised foreign exchange loss/(profit)	(459,190)	9,184
Fair value losses in financial instruments carried at fair value	19,475,005	1,009,374
Gain on deconsolidation of subsidiaries	(2,098,745)	-
Gain on fair valuation of investments	(1,812)	-
Impairment of investment	3,395,234	-
Gain on sale of property and equipment	-	(625)
Expected credit loss (net of reversal)	293,853	-
Provision on doubtful advances and receivables	4,877,222	-
Lease equalisation reserve	-	(9,675)
Impairment loss	-	919,517
Balances written off/(back)	(51,513)	7,164
Changes in assets and liabilities, net of assets acquired and liabilities assumed from acquisitions:
Inventories	(11,688)	(9,352)
Income taxes, net	(64,243)	(55,766)
Accounts receivables, net	5,865,550	(943,470)
Prepayments and other assets	(23,861,458)	(529,692)
Accounts payable and accrued expenses and other current liabilities	19,344,448	4,193,439
Other liabilities	(674,090)	571,519
Net cash used in operating activities	(15,427,532)	(7,546,704)

Cash flows from investing activities
Purchase of property and equipment, intangible assets and goodwill	(455,924)	(842,045)
Proceeds from sale of property, plant and equipment	-	686
Acquisition of businesses	(5,749,200)	-
Investment in mutual funds	(500,000)	-
Net cash used in investing activities	(6,705,124)	(841,359)

Cash flows from financing activities
Proceeds from business combination	26,824	-
Proceeds from issue of preferred stock	6,079,409	458,000
Proceeds from exercise of preferred share warrants	-	9,996
Proceeds from long-term borrowings	2,438,014	4,107,029
Repayments of long-term borrowings	(11,684)	(612,645)
Net proceeds/(payments) from short-term borrowings	13,039,186	4,398,343
Net cash generated from financing activities	21,571,749	8,360,723
Effect of exchange rate changes on cash and cash equivalents	(244,444)	72,752
Net (decrease)/increase in cash and cash equivalents (including restricted cash)	(805,351)	45,412
Cash acquired in business combination	11,238,609	-
Cash and cash equivalents at the beginning of the period (including restricted cash)	1,131,830	1,086,418
Cash and cash equivalents at the end of the period (including restricted cash)	11,565,088	1,131,830

Reconciliation of cash and cash equivalents
Cash and cash equivalents	11,186,095	589,340
Restricted cash	378,993	542,490
Total cash and cash equivalents	11,565,088	1,131,830

Supplemental disclosure of cash flow information
Cash paid for interest, net of amounts capitalized	623,525	457,177
Cash paid for income taxes, net of refunds	-	141,228
Non-cash investing and financing activities
Exercise of warrant for issuance of convertible preferred stock	-	103,159
Convertible preferred stock issued on conversion of convertible notes	-	24,006,892
Consideration payable in connection with acquisitions	488,000	243,036
Interest accrued on borrowings	451,323	257,188

Non-GAAP Financial Measures

This press release includes Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (“Adjusted EBITDA”), is a non-GAAP financial measure which excludes the impact of finance costs, taxes, depreciation and amortization and certain other items from reported net profit or loss. We believe that Adjusted EBITDA aids investors by providing an operating profit/loss without the impact of non- cash depreciation and amortization and certain other items to help clarify sustainability and trends affecting the business. For comparability of reporting, management considers non-GAAP measures in conjunction with U.S. GAAP financial results in evaluating business performance. Adjusted EBITDA should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. In addition, Adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity.

Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as substitutes for financial information presented under GAAP. There are a number of limitations related to the use of non-GAAP financial measures versus comparable financial measures determined under GAAP. For example, other companies in our industry may calculate these non-GAAP financial measures differently or may use other measures to evaluate their performance. These limitations could reduce the usefulness of these non- GAAP financial measures as analytical tools. Investors are encouraged to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and to not rely on any single financial measure to evaluate our business.

The following table reconciles our net loss reported in accordance with U.S. GAAP to Adjusted EBITDA:

	For the year ended March 31,
Particulars	2024	2023
Net loss	(99,859,078)	(14,201,151)
Adjusted for:
Other (income)/expense net	(838,728)	6,358
Interest (income)/expense	2,291,123	776,023
Fair value changes in financial instruments carried at fair value(1)	19,475,005	1,009,374
Gain on deconsolidation of subsidiaries	(2,098,745)	-
Impairment of goodwill and intangibles with definite life	-	919,517
Impairment of investment	3,395,234	-
Tax (benefit)/expense	(23,648)	(42,265)
Depreciation and amortization	2,185,858	1,624,208
Stock based compensation expense	56,303,135	-
Non-cash expenses	1,048,464	-
Non-recurring expenses	7,685,859	-
Adjusted EBITDA	(10,435,521)	(9,907,936)

For more information, please contact:

Investor Contacts: IR@roadzen.ai

Media Contacts:
Roadzen: Sanya Soni sanya@roadzen.ai or media@roadzen.ai

Gutenberg: roadzen@thegutenberg.com